UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41886	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2025, Citi Trends, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “2025 Annual Meeting”) in a virtual format. At the 2025 Annual Meeting, the Company’s stockholders approved an amendment to the Citi Trends, Inc. 2021 Incentive Plan (the “2021 Incentive Plan”) to increase the number of shares authorized under the 2021 Incentive Plan by 500,000 shares (the “Amendment”). The 2021 Incentive Plan was originally approved by the Company’s stockholders at the 2021 annual meeting of stockholders.

A summary of the material terms of the 2021 Incentive Plan, as amended, is set forth under the caption “Proposal 3: Approval of an Amendment to the Citi Trends, Inc. 2021 Incentive Plan to Increase the Number of Shares Available By 500,000” in the Company’s definitive proxy statement for the 2025 Annual Meeting filed with the Securities and Exchange Commission on April 25, 2025 (the “Proxy Statement”), which summary is incorporated herein by reference.

The summaries of the 2021 Incentive Plan and the Amendment contained herein and in the Proxy Statement are not complete and are qualified in their entireties by the full text of the Citi Trends, Inc. Amended and Restated 2021 Incentive Plan (the “Amended and Restated 2021 Incentive Plan”). A Copy of the Amended and Restated 2021 Incentive Plan is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting, the holders of the Company’s common stock entitled to vote at the meeting (1) elected eight director nominees whose terms will expire at the 2026 annual meeting of stockholders, (2) adopted, on a non-binding, advisory basis, the resolution approving the compensation of the Company’s named executive officers as set forth in the Proxy Statement, (3) approved the Amendment, and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026.

The voting results were as follows:

(1) The election of eight directors:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Votes
Wesley Calvert	5,900,643	8,749	942	1,239,101
Pamela Edwards	4,592,591	1,317,001	742	1,239,101
David Heath	5,883,314	26,078	942	1,239,101
Margaret L. Jenkins	5,426,399	483,193	742	1,239,101
Michael Kvitko	5,879,835	29,557	942	1,239,101
Chaoyang (Charles) Liu	5,904,305	5,087	942	1,239,101
Cara Sabin	5,423,042	486,400	892	1,239,101
Kenneth D. Seipel	5,426,765	482,827	742	1,239,101

(2) A proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
5,346,663	562,829	842	1,239,101

(3) A proposal to amend the 2021 Incentive Plan to increase the number of shares authorized for grant by 500,000 shares:

For	Against	Abstain	Broker Non-Votes
4,734,386	909,146	266,802	1,239,101

(4) Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026:

For	Against	Abstain	Broker Non-Votes
7,125,021	22,550	1,864	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Citi Trends, Inc. Amended and Restated 2021 Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: June 9, 2025	By:	/s/ Kenneth D. Seipel
	Name:	Kenneth D. Seipel
	Title:	Chief Executive Officer